UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2010(July 20, 2010)
                                                   ----------------------

                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-08696              36-8664428
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)

     777 Commerce Drive, Fairfield, Connecticut                  06825
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (203) 368-6044
                                                    --------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  3.01.  NOTICE  OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR  STANDARD;  TRANSFER  OF  LISTING

On July 20, 2010, Competitive Technologies, Inc. ("CTT" or the "Company") received notice that the NYSE Amex (the Exchange) has postponed indefinitely the delisting hearing it had scheduled for July 22, 2010, pending review of the final completion of CTT's sale of two million shares of CTT common stock to Crisnic Fund. The fund raise will provide CTT capital to increase shareholder equity required to retain the Exchange listing, and to more aggressively sell its non-invasive Calmare Pain Therapy Treatment device. The transaction is currently being funded following the July 14, 2010, date that the SEC declared the required registration statement effective, and CTT anticipates that the final closing of the fund raise will occur shortly.

ITEM  8.01.  OTHER  EVENTS

On  July  21, 2010, CTT issued the press release attached herein as exhibit 99.1

ITEM  9.01.  EXHIBITS

99.1     Press  Release  dated  July  21,  2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMPETITIVE TECHNOLOGIES, INC.
(Registrant)

Dated: July 23, 2010                         By: \s\John B. Nano
                                                 ---------------
                                             John B. Nano
                                             Chief Executive Officer